UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2026

John Hancock Comvest Private Income Fund

(Exact name of Registrant as specified in its Charter)

Delaware	814-01669	93-4109571
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

360 S. Rosemary Avenue, Suite 1700
West Palm Beach, FL	33401
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 727-2001

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 1.01	Entry into a Material Definitive Agreement

On September 30, 2026, John Hancock Comvest Private Income Fund, a Delaware statutory trust (“JHCPIF” or “Acquiror”), entered into the Fifth Amended and Restated Expense Limitation and Reimbursement Agreement (“Fifth A&R ELRA”) with Comvest Credit Managers, LLC, a Delaware limited liability company and investment adviser to JHCPIF (the “JHCPIF Adviser”), pursuant to which the JHCPIF Adviser will be obligated to pay, absorb, or reimburse all of JHCPIF’s operating costs and expenses incurred, including but not limited to, organization and offering costs and legal, administration, accounting, printing, mailing, subscription processing and filing fees and expenses, as determined in accordance with generally accepted accounting principles for investment companies (“Operating Expenses”) above 0.80% of the value of JHCPIF’s monthly net assets as of the beginning of the first calendar day of the applicable month adjusted for any share issuances or repurchases during the applicable month.

In addition, on September 29 2026, JHCPIF entered into Amendment No. 1 (the “Amendment”) to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 22, 2026, by and among JHCPIF, Manulife Private Credit Fund, a Delaware statutory trust (“MPCF” or “Company”), John Hancock Comvest Merger Sub, LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of JHCPIF (“Merger Sub”), the JHCPIF Adviser, and Manulife Investment Management Private Markets (US) LLC, a Delaware limited liability company and investment adviser to MPCF (the “MPCF Adviser”).

The Amendment amends the Merger Agreement to provide that (i) fractional shares of Acquiror Class I Common Shares (as defined below) will be issued in the Merger, with no cash to be paid in lieu of fractional shares, and (ii) holders of Book-Entry Shares (as defined in the Merger Agreement) will not be required to deliver a letter of transmittal or other surrender documentation in order to receive the Merger Consideration (as defined in the Merger Agreement); instead, the Exchange Agent (as defined in the Merger Agreement) will credit the applicable book-entry account and mail a transaction notice to each such holder. Fractional shares issued in connection with the Merger will be aggregated for each record holder and rounded to three decimal places, issued in book-entry form, and will carry a proportionate interest in voting, dividend and other distribution rights of Acquiror Class I Common Shares (as defined below). The Exchange Agent will credit each Book-Entry Share holder’s account and mail a transaction notice without requiring physical surrender of the Book-Entry Share or delivery of any transmittal documentation, and each surrendered Book-Entry Share will be cancelled on the books of MPCF.

The foregoing description of the Fifth A&R ELRA and the Amendment is a summary only and is qualified in its entirety by reference to the Fifth A&R ELRA and the Amendment, copies of which are filed as Exhibit 10.1 and 2.2, respectively, and are incorporated into this Current Report on Form 8-K by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets

On September 30, 2026, JHCPIF completed its previously announced acquisition of MPCF, pursuant to the Merger Agreement. Pursuant to the Merger Agreement, Merger Sub was first merged with and into MPCF, with MPCF continuing as the surviving entity (the “First Merger”), and, immediately following the First Merger, MPCF was then merged with and into JHCPIF, with JHCPIF continuing as the surviving entity (the “Second Merger” and together with the First Merger, the “Merger”).

In accordance with the terms of the Merger Agreement, at the effective time of the First Merger, each outstanding share of MPCF’s Class NAV common shares, par value $0.01 per share (“Company Common Shares”), was converted into the right to receive a number of Class I common shares, par value $0.001 per share, of JHCPIF (“Acquiror Class I Common Shares”), equal to the Exchange Ratio (as defined below), which will be determined on a net asset value-for-net asset value basis in accordance with the Merger Agreement.

The actual issuance and delivery of shares of Acquiror Class I Common Shares constituting the merger consideration will not occur until after the date on which the MPCF Adviser and the JHCPIF Adviser confirm their written agreement to the Closing JHCPIF Net Asset Value (as defined below) and the Closing MPCF Net Asset Value (as defined below) (the “Final Determination Date”) after the closing of the Mergers, at which time the Exchange Ratio shall be finally determined in accordance with the Merger Agreement.

JHCPIF will deliver to the MPCF Adviser a final calculation of the net asset value (“NAV”) of JHCPIF as of the Determination Date (the “Closing JHCPIF Net Asset Value”), and the MPCF Adviser will deliver to JHCPIF a final calculation of the NAV of MPCF as of the Determination Date (the “Closing MPCF Net Asset Value”), in each case calculated in good faith and based on the same assumptions and methodologies, and applying the same categories of adjustments to net asset value, historically used by the applicable party. Based on such calculations, the parties will calculate the “JHCPIF Per Share NAV”, which will be equal to (i) the Closing JHCPIF Net Asset Value divided by (ii) the number of Acquiror Class I Common Shares issued and outstanding as of the Determination Date, and the “MPCF Per Share NAV”, which will be equal to (A) the Closing MPCF Net Asset Value divided by (B) the number of Company Common Shares issued and outstanding as of the Determination Date. The “Determination Date” will be a mutually agreed date no earlier than 48 hours (excluding Sundays and holidays) prior to the effective time of the First Merger (the “Effective Time”).

The “Exchange Ratio” will be the quotient (rounded to four decimal places) of: (A) MPCF Per Share NAV, divided by (B) the JHCPIF Per Share NAV. The Exchange Ratio shall be appropriately adjusted if, between the Determination Date and the Effective Time, the respective outstanding shares of Acquiror Class I Common Shares or Company Common Shares shall have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities, in each case, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities shall be authorized and declared with a record date within such period. Fractional shares of Acquiror Class I Common Shares will be issued to holders of Company Common Shares.

The foregoing description of the Merger Agreement is a summary only and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed by JHCPIF as Exhibit 2.2 to JHCPIF’s Current Report on Form 8-K, filed on June 23, 2026.

Item 5.07	Submission of Matters to a Vote of Security Holders

JHCPIF held a special meeting of shareholders on September 24, 2026 and submitted the following matter to the vote of the shareholders. A summary of the matter voted upon by shareholders is set forth below.

1.

Shareholders approved the Merger Agreement, dated as of June 22, 2026, by and among JHCPIF, MPCF, Merger Sub, the JHCPIF Adviser and the MPCF Adviser, with JHCPIF continuing as the surviving entity, based on the following votes:

Votes For	Votes Against	Abstain
20,510,379.74	0	0

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of MPCF

The information required by Item 9.01(a) of Form 8-K, including the financial statements required pursuant to Rule 6-11 of Regulation S-X, was previously included or incorporated by reference in JHCPIF’s Joint Proxy Statement/Prospectus, and, pursuant to General Instruction B.3 of Form 8-K, is not included herein.

(d) Exhibits

2.1	Amendment No. 1 to Agreement and Plan of Merger, by and among John Hancock Comvest Private Income Fund, John Hancock Comvest Merger Sub, LLC, Manulife Private Credit Fund, Comvest Credit Managers, LLC and Manulife Investment Management Private Markets (US) LLC, dated as of September 29, 2026.

2.2	Agreement and Plan of Merger by and among John Hancock Comvest Private Income Fund, John Hancock Comvest Merger Sub, LLC, Manulife Private Credit Fund, Comvest Credit Managers, LLC and Manulife Investment Management Private Markets (US) LLC, dated as of June 22, 2026 (incorporated by reference to Exhibit 2.2 filed with John Hancock Comvest Private Income Fund’s Current Report on Form 8-K (File No. 814-01669) on June 23, 2026).

10.1	Fifth Amended and Restated Expense Limitation and Reimbursement Agreement by and between John Hancock Comvest Private Income Fund and Comvest Credit Managers, LLC, dated as of September 30, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

John Hancock Comvest Private Income Fund

Date: September 30, 2026	By:	/s/ Michael Altschuler
	Name:	Michael Altschuler
	Title:	Vice President